WESTCORE TRUST

Supplement dated May 23, 2013 to the Westcore Equity and Bond Funds Prospectus and the Summary Prospectuses for the Westcore Blue Chip Dividend Fund, the Westcore Mid-Cap Value Dividend Fund, the Westcore Small-Cap Opportunity Fund, the Westcore Small-Cap Value Dividend Fund and the Westcore Micro-Cap Opportunity Fund, each dated April 30, 2013.

Kris B. Herrick, CFA, Portfolio Manager and Director of Value Research, has announced his resignation from Denver Investments. He will be transitioning his research and portfolio management responsibilities for the Westcore Blue Chip Dividend Fund, the Westcore Mid-Cap Value Dividend Fund, the Westcore Small-Cap Opportunity Fund, the Westcore Small-Cap Value Dividend Fund and the Westcore Micro-Cap Opportunity Fund by June 30, 2013. He will remain involved with the team as a resource until he leaves the firm on October 31, 2013.

Portfolio Manager, Troy Dayton will assume responsibility as Director of Value Research by June 30, 2013. The existing team of portfolio managers and analysts will continue to play an integral role in the decision-making process. The Team’s philosophy and process will remain in place across its funds, including the Westcore Blue Chip Dividend Fund, the Westcore Mid-Cap Value Dividend Fund, the Westcore Small-Cap Opportunity Fund, the Westcore Small-Cap Value Dividend Fund and the Westcore Micro-Cap Opportunity Fund.

Prospectus

Effective June 30, 2013, the following paragraph replaces the paragraph regarding the Westcore Value Funds on page 70 in the section titled “Management of the Funds.”

Westcore Value Funds

The Westcore Value Funds are managed by Mr. Troy Dayton, CFA, Director of Value Research, Mr. Mark M. Adelmann, CFA, CPA, Mr. Derek R. Anguilm, CFA, and Ms. Lisa Z. Ramirez, CFA (the “Value Team”). These individuals have each been assigned specific industries to focus their research efforts. The Value Team is further supported by research analysts. Every new investment is presented to the Value Team which reviews investment ideas to determine whether that potential investment is attractive and compatible with each Fund’s investment objective. The Value Team typically seeks to reach consensus on all investment decisions.

Effective June 30, 2013, the following paragraph replaces the paragraph regarding the Westcore Micro-Cap Opportunity Fund on page 70 in the section titled “Management of the Funds.”

Westcore Micro-Cap Opportunity Fund

The Westcore Micro-Cap Opportunity Fund (the “Fund”) is managed by Mr. Jon K. Tesseo and Mr. Paul A. Kuppinger, CFA (the “Team”). These individuals are responsible for the day-to-day management of the Fund, including the development and ongoing application of Denver Investments’ proprietary quantitative model.

Effective June 30, 2013, the paragraph relating to Mr. Herrick on page 71 in the section titled “Management of the Funds” is hereby deleted.

Effective June 30, 2013, the following paragraph replaces the paragraph relating to Mr. Dayton on page 72 in the section titled “Management of the Funds.”

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Troy Dayton, CFA has been a Portfolio Manager of the Westcore Blue Chip Dividend Fund, the Westcore Mid-Cap Value Dividend Fund and the Westcore Small-Cap Opportunity Fund since October 1, 2002 and the Westcore Small-Cap Value Dividend Fund since December 13, 2004. He is also a Partner and Portfolio Manager at Denver Investments and is the Director of Value Research. Prior to joining the firm in 2002, Mr. Dayton was an Equity Research Analyst with Jurika and Voyles and an Equity Research Associate at Dresdner RCM Global Investors. He also worked as a trading support officer for Citibank’s Global Asset Management Department in London, England. Mr. Dayton received a BSB from Colorado State University. He is a CFA charterholder and a member of the CFA Institute and the CFA Society of Colorado.

Summary Prospectus/Summary Sections

The following changes will become effective June 30, 2013 in the section titled “Name(s) of Portfolio Manager(s) and Title(s)” of the Westcore Blue Chip Dividend Fund, the Westcore Mid-Cap Value Dividend Fund, the Westcore Small-Cap Opportunity Fund, and the Westcore Small-Cap Value Dividend Fund Summary Prospectuses

Information regarding Kris B. Herrick, CFA, is hereby deleted.

Titles for Troy Dayton, CFA, are, Partner, Director of Value Research – Denver Investments; Portfolio Manager of the Fund.

The following changes will become effective June 30, 2013 in the section titled “Name(s) of Portfolio Manager(s) and Title(s)” of the Westcore Micro-Cap Opportunity Fund Summary Prospectus.

Information regarding Kris B. Herrick, CFA, is hereby deleted.

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